UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2009 (April 23, 2009)

J. ALEXANDER’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Tennessee	1-08766	62-0854056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (615) 269-1900

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On April 23, 2009, J. Alexander’s Corporation received notice that, in connection with its loan agreement dated May 12, 2003, as amended to date, by and between J. Alexander’s Corporation, J. Alexander’s Restaurants, Inc. (collectively, the “Company”) and Bank of America, N.A (the “Loan Agreement”), Bank of America, N.A. has waived the covenants requiring the Company to maintain a minimum Fixed Charge Coverage Ratio and a maximum Adjusted Debt to EBITDAR Ratio during the first quarter of 2009 (the “Waiver”). This description of the Waiver is not intended to be complete and is qualified in its entirety by the complete text of the Waiver attached to this Form 8-K as Exhibit 10.1. In addition, the disclosures set forth under Item 3.03 are incorporated by reference into this Item 1.01.

Item 2.02.     Results of Operations and Financial Condition.

On April 29, 2009, J. Alexander’s Corporation issued a press release announcing its financial results for the first quarter ended March 29, 2009, the text of which is set forth in Exhibit 99.1.

Item 3.03.     Material Modification to Rights of Security Holders.

 On April 28, 2009, the Company and Computershare Trust Company, N.A., as successor to Sovran Bank/South Central and Rights Agent (the “Rights Agent”), executed an Amendment to Rights Agreement (the “Amendment”) to that certain Rights Agreement dated as of May 16, 1989 between the Company and the Rights Agent, as amended by that certain Amendment to Rights Agreement dated February 22, 1999, that certain Amendment to Rights Agreement dated March 22, 1999, that certain Amendment to Rights Agreement dated May 6, 1999, and that certain Amendment to Rights Agreement dated May 14, 2004 (as so amended, the “Rights Agreement”), regarding the Company’s Series A Junior Preferred Stock Purchase Rights (the “Rights”).

The Amendment extends the Final Expiration Date (as defined in the Rights Agreement) to May 31, 2012 and revises the definition of Acquiring Person so that henceforth no shareholders are specifically excluded from that definition.

This description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the terms of the Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.      Regulation FD Disclosure.

J. Alexander’s Corporation’s press release announcing its financial results for the first quarter ended March 29, 2009 is furnished as Exhibit 99.1.

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits:

The following exhibits are filed or furnished herewith as noted above:

Exhibit Number	Description
4.1 10.1 99.1	Amendment to Rights Agreement dated April 28, 2009 Waiver Letter from Bank of America, N.A. Press Release Dated April 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

J. Alexander’s Corporation

Date: April 29, 2009	By:	/s/ R. GREGORY LEWIS
R. Gregory Lewis
Chief Financial Officer, Vice President of Finance and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1 10.1 99.1	Amendment to Rights Agreement dated April 28, 2009 Waiver Letter from Bank of America, N.A. Press Release Dated April 29, 2009